HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-145655  HV-3739 – Group Variable Annuity Contracts

Supplement dated January 30, 2017 to your Prospectus

THE DREYFUS SOCIALLY RESPONSIBLE FUND, INC. – INITIAL CLASS

In connection with a recommendation by The Dreyfus Corporation (“Dreyfus”), the Fund’s investment adviser, to change the Fund’s investment strategy to focus on sustainable and environmental, social and governance investing, the Fund’s board has approved, subject to shareholder approval, (1) changes to the Fund’s investment objective, (2) the engagement of a sub-adviser to the Fund, and (3) a change to the name of the Fund. Shareholders of record at the close of business on January 4, 2017 will be asked to vote at a special meeting of shareholders, to be held on March 9, 2017, to approve the foregoing items.

A.                                INVESTMENT OBJECTIVE

If approved, effective May 1, 2017 (the “Effective Date”), the Fund’s Investment Objective will be changed to read “Seeks long-term capital appreciation”.

B.                                 SUB-ADVISER ADDITION

If approved, effective on the Effective Date, “Newton Investment Management (North America) Limited” will become Sub-Adviser to the Fund.

C.                                 NAME CHANGE

If approved, effective on the Effective Date, “The Dreyfus Socially Responsible Growth Fund, Inc.” will be re-named “The Dreyfus Sustainable U.S. Equity Portfolio, Inc.”

As a result of the change, all references to The Dreyfus Socially Responsible Growth Fund, Inc. in your Prospectus are deleted and replaced with The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.